Exhibit 10.1

Execution Version

RETAIL PROPERTIES OF AMERICA, INC.

$200,000,000

$100,000,000 4.08% Senior Notes, Series A, due September 30, 2026

$100,000,000 4.24% Senior Notes, Series B, due December 28, 2028

NOTE PURCHASE AGREEMENT

Dated as of September 30, 2016

-i-

-ii-

-iii-

-iv-

SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 4.08% SENIOR NOTE, SERIES A, DUE SEPTEMBER 30, 2026

SCHEDULE 1(b)	—	FORM OF 4.24% SENIOR NOTE, SERIES B, DUE DECEMBER 28, 2028

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE ISSUER

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE ISSUER AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE S-1	—	IMMATERIAL SUBSIDIARIES

-v-

RETAIL PROPERTIES OF AMERICA, INC.

2021 SPRING ROAD, SUITE 200

OAK BROOK, IL 60523

4.08% SENIOR NOTES, SERIES A, DUE SEPTEMBER 30, 2026

4.24% SENIOR NOTES, SERIES B, DUE DECEMBER 28, 2028

September 30, 2016

TO EACH OF THE PURCHASERS LISTED IN

            SCHEDULE B HERETO:

Ladies and Gentlemen:

RETAIL PROPERTIES OF AMERICA, INC., a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Issuer”) agrees with each of the Purchasers as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

Authorization of Notes. The Issuer will authorize the issue and sale of (i) $100,000,000 aggregate principal amount of its 4.08% Senior Notes, Series A, due September 30, 2026 (the “Series A Notes”) and (ii) $100,000,000 aggregate principal amount of its 4.24% Senior Notes, Series B, due December 28, 2028 (the “Series B Notes”). The Series A Notes and the Series B Notes are collectively referred to herein as the “Notes,” such term to include any amendments, restatements or other modifications from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13. The Series A Notes and the Series B Notes shall be substantially in the form set out in Schedule 1(a) and Schedule 1(b), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closings as provided for in Section 3, Notes in the principal amount and series specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Retail Properties of America, Inc.	Note Purchase Agreement

SECTION 3.	CLOSINGS.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., central time, at two closings (each, a “Closing”). The Closing in relation to the Series A Notes (the “First Closing”) shall occur on September 30, 2016 and the Closing with respect to the Series B Notes (the “Second Closing”) shall occur on December 28, 2016. At each Closing the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser at such Closing in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account number 858000051968 at Bank of America, NA, 101 South Tryon Street, Charlotte, NC 28255, ABA #: 026009593, Beneficiary: Retail Properties of America, Inc. If at either Closing the Issuer shall fail to tender the applicable Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Notes.

SECTION 4.	CONDITIONS TO EACH CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the time of such Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Issuer in this Agreement shall be correct when made and at such Closing.

Section 4.2. Performance; No Default. The Issuer shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and from the date of this Agreement to such Closing. From the date of this Agreement until such Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing and no Change of Control shall have occurred. Neither the Issuer nor any Subsidiary shall have entered into any transaction since August 10, 2016 that would have been prohibited by Section 10 had such Section applied since such date.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Issuer shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Issuer shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Issuer’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Goodwin Procter LLP, counsel for the Issuer, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Issuer hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with such Closing the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule B.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Issuer shall have paid on or before such Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to such Closing.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.9. Changes in Corporate Structure. The Issuer shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of such Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Issuer confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.12. Completion of First Closing. It shall be a condition to the Second Closing that the First Closing shall have occurred.

Section 4.13. Most Favored Lender Notice. To the extent that at such Closing there are any financial covenants that would be included as a result of Section 9.10, a description of such financial covenants in the form of a Most Favored Lender Notice.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Issuer represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Issuer and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer, in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuer or any of the Issuer’s Officers prior to August 10, 2016 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), to the Issuer’s knowledge, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to any projected financial information, the Issuer represents only that such information was prepared in good faith based upon assumptions that Issuer believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since December 31, 2015, there has been no change in the financial condition, operations, business, properties or prospects of the Issuer or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Issuer’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and, with respect to each non-Wholly-Owned Subsidiary, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Issuer and each other Subsidiary. The Issuer shall be permitted to make additions and deletions to Schedule 5.4 for purposes of this representation in respect of the Second Closing after September 30, 2016 but prior to the Second Closing, so long as (a) the Issuer shall have provided an updated copy of Schedule 5.4 to the Purchasers not less than 5 Business Days prior to the date of such Closing, (b) any such additions or deletions are in all respects reasonably satisfactory to the Purchasers as a condition to such Closing and (c) such updated Schedule 5.4 does not affect the representation given in connection with the First Closing.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Issuer and its Subsidiaries have been

Retail Properties of America, Inc.	Note Purchase Agreement

validly issued, are fully paid and non-assessable and are owned by the Issuer or another Subsidiary free and clear of any Lien that is prohibited by this Agreement, except where the failure or non-compliance of the same would not result in a Material Adverse Effect.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure or non-compliance of the same would not result in a Material Adverse Effect.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4, customary limitations imposed by corporate law or similar statutes or any Non-Recourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Issuer or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Issuer has delivered to each Purchaser copies of the financial statements of the Issuer and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Issuer and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Issuer and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Issuer of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Issuer or any of its Subsidiaries is bound or by which the Issuer or any of its Subsidiaries or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer or any of its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer or any of its Subsidiaries, in each case, except, in the case of each of clauses (i), (ii) and (iii) where the failure or non-compliance of the same would not result in a Material Adverse Effect.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Issuer of this Agreement and the Notes.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Issuer, threatened against or affecting the Issuer or any of its Subsidiaries or any property of the Issuer or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Issuer nor any of its Subsidiaries is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), in the case of each of clauses (i), (ii) and (iii), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. Except as set forth on Schedule 5.9, the Issuer and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer or its Subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP. The Issuer knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Issuer and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. Except as set forth on Schedule 5.9, the U.S. federal income tax liabilities of the Issuer and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2009.

Section 5.10. Title to Property; Leases. The Issuer and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have

Retail Properties of America, Inc.	Note Purchase Agreement

been acquired by the Issuer or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. (a) The Issuer and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto without known conflict with the rights of others, except where the failure to own or possess could not reasonably be expected to have a Material Adverse Effect.

(b) To the best knowledge of the Issuer, no product or service of the Issuer or any of its Subsidiaries infringes in any respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except where such infringement could not reasonably be expected to have a Material Adverse Effect.

(c) To the best knowledge of the Issuer, there is no violation by any Person of any right of the Issuer or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Issuer or any of its Subsidiaries, except where such violation could not reasonably be expected to have a Material Adverse Effect.

Section 5.12. Compliance with ERISA. (a) The Issuer and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Issuer or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

Retail Properties of America, Inc.	Note Purchase Agreement

(c) The Issuer and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Issuer’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Issuer and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Issuer to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f) The Issuer and its Subsidiaries do not have any Non-U.S. Plans.

Section 5.13. Private Offering by the Issuer. Neither the Issuer nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Issuer will apply the proceeds of the sale of the Notes hereunder to repay or refinance outstanding indebtedness of the Company and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 24) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets

Retail Properties of America, Inc.	Note Purchase Agreement

forth a complete and correct list of all outstanding Indebtedness of the Issuer and its Subsidiaries as of August 31, 2016 (including descriptions of the obligors and obligees (or any agent, trustee or other entity acting in a similar capacity, principal amounts outstanding, whether or not secured and any Guaranties thereof), since which date there has been no change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Issuer or its Subsidiaries, which change could reasonably be expected to have a Material Adverse Effect. Neither the Issuer nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Recourse Indebtedness of the Issuer or such Subsidiary and no event or condition exists with respect to any Recourse Indebtedness of the Issuer or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Recourse Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, as of the date of this representation, neither the Issuer nor any Subsidiary is a party to any Indebtedness pursuant to which it has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien after the date of this representation that secures such Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures such Indebtedness.

(c) Neither the Issuer nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Issuer or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Issuer except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Issuer nor any Controlled Entity (i) is a Blocked Person or (ii) has been notified that its name appears or may in the future appear on a State Sanctions List.

(b) Neither the Issuer nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Issuer’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Issuer or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

Retail Properties of America, Inc.	Note Purchase Agreement

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Issuer has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither the Issuer nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters. (a) Neither the Issuer nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Issuer or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Issuer nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Issuer nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither the Issuer nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Issuer or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 5.19. REIT Status. The Issuer has taken all actions necessary to qualify as a real estate investment trust under the Code for the taxable years ended December 31, 2015, 2014 and 2013, and has not taken any action which would prevent it from maintaining such qualification in the future. Each Subsidiary of the Issuer that is treated as a corporation for U.S. federal income tax purposes is either (i) a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code or (ii) a “taxable REIT subsidiary” within the meaning of Section 856(1) of the Code.

Section 5.20. Senior Debt Status. The Issuer’s obligations under the Notes rank pari passu in priority of payment with all other senior unsecured Indebtedness of the Issuer.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

Retail Properties of America, Inc.	Note Purchase Agreement

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

Retail Properties of America, Inc.	Note Purchase Agreement

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO ISSUER.

Section 7.1. Financial and Business Information. The Issuer shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Issuer’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Issuer is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Issuer (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Issuer and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Issuer’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

Retail Properties of America, Inc.	Note Purchase Agreement

(b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Issuer’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Issuer is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Issuer, duplicate copies of

(i) a consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Issuer and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Issuer’s Form 10-K for such fiscal year (together with the Issuer’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Issuer or any Subsidiary to the administrative agent under the Primary Credit Facility (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Issuer or any Subsidiary with the SEC and of all press releases concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

Retail Properties of America, Inc.	Note Purchase Agreement

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Issuer or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Issuer or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Issuer or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Resignation or Replacement of Auditors — within ten days following the date on which the Issuer’s auditors resign or the Issuer elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer or any of its Subsidiaries (including, but without limitation, actual copies of the Issuer’s Form 10-Q and Form 10-K) or relating to the ability of (i) the Issuer to perform its obligations hereunder and, under the Notes or (ii) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Issuer was in compliance with the requirements of Section 10 (including any financial covenants added pursuant to Section 9.10) during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Issuer or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Issuer and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Issuer or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Issuer shall have taken or proposes to take with respect thereto; and

(c) Subsidiary Guarantors – certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer.

Section 7.3. Visitation. The Issuer shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser and such holder and upon reasonable prior notice to the Issuer, to visit the principal executive office of the Issuer, to discuss the affairs, finances and accounts of

Retail Properties of America, Inc.	Note Purchase Agreement

the Issuer and its Subsidiaries with the Issuer’s officers, and (with the consent of the Issuer, which consent will not be unreasonably withheld) its independent public accountants (it being understood and agreed that only one such request for a discussion with the Issuer’s independent public accountants shall be made per fiscal year by all Purchasers and such discussion shall be held on or around the end of the SAS 100 review period), and (with the consent of the Issuer, which consent will not be unreasonably withheld) to visit the other offices and properties of the Issuer and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; provided that such Purchaser shall only be permitted to make one such visit or have one such discussion per fiscal year and shall use reasonable efforts to coordinate any such visit with the representatives of the other Purchasers, if applicable, and, provided, further, that no such request by any Purchaser may be made within the six (6) month period following the date of any all Purchasers’ visiting date wherein all Purchasers are invited by Issuer to its principal executive officer; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Issuer authorizes said accountants to discuss the affairs, finances and accounts of the Issuer and its Subsidiaries, all at such times and as often as may be requested).

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Issuer pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Issuer satisfies any of the following requirements with respect thereto:

(i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser or holder of a Note by e-mail at the e-mail address set forth in Schedule B for such Purchaser or holder or as communicated from time to time in a separate writing delivered to the Issuer;

(ii) the Issuer shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available under the “Investor Relations” section of its home page on the internet, which is located at http://www.rpai.com as of the date of this Agreement;

(iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Issuer, on IntraLinks or on any other similar website to which each holder of Notes has free access; or

Retail Properties of America, Inc.	Note Purchase Agreement

(iv) the Issuer shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available under the “Investor Relations” section of its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (ii), (iii) or (iv), the Issuer shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Issuer will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. (a) The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any series of Notes, in an amount not less than 5% of the aggregate principal amount of such series of Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Issuer and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such series of Notes to be prepaid on such date, the principal amount of each series of Notes held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Retail Properties of America, Inc.	Note Purchase Agreement

(b) Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any partial prepayment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of a series of Notes pursuant to Section 8.2, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Any prepayments pursuant to Section 8.8 shall be applied only to the Notes of the holders electing to participate in such prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Issuer will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except (a) upon the payment or prepayment of the Notes of any series in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Issuer or any of their Affiliates pro rata to the holders of all Notes of any series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Retail Properties of America, Inc.	Note Purchase Agreement

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) .50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yield(s)” reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) .50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year

Retail Properties of America, Inc.	Note Purchase Agreement

comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8. Change in Control.

(a) Notice of Change in Control. The Issuer will, within ten (10) Business Days after the occurrence of any Change in Control, give written notice (the “Change in Control Notice”) of such Change in Control to each holder of Notes. Such Change in Control Notice shall contain and constitute an offer to prepay the Notes as described in Section 8.8(b) hereof and shall be accompanied by the certificate described in Section 8.8(e).

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.8(a) shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change in Control Notice (the “Proposed Prepayment Date”). Such date shall be not fewer than 30 days and not more than 60 days after the date of delivery of the Change in Control Notice.

(c) Acceptance. Any holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Issuer not fewer

Retail Properties of America, Inc.	Note Purchase Agreement

than 10 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of the Notes together with accrued and unpaid interest thereon but without any Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of delivery of the Change in Control Notice, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid (which shall be 100% of the outstanding principal balance of each such Note); (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.8 required to be fulfilled prior to the giving of notice have been fulfilled and (vi) in reasonable detail, the general nature and date of the Change in Control.

SECTION 9.	AFFIRMATIVE COVENANTS.

From the date of this Agreement until the First Closing and thereafter, the Issuer covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Issuer will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Issuer will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except where failure to maintain such insurance could not reasonably be expected to cause a Material Adverse Effect.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 9.3. Maintenance of Properties. The Issuer will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Issuer or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Issuer will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Issuer or any Subsidiary, provided that neither the Issuer nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Issuer or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Issuer or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Issuer or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, the Issuer will at all times preserve and keep its corporate existence in full force and effect. Subject to Section 10.2, the Issuer will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Issuer or a Wholly-Owned Subsidiary) and all rights and franchises of the Issuer and its Subsidiaries unless, in the good faith judgment of the Issuer, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Issuer will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Issuer or such Subsidiary, as the case may be. The Issuer will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Issuer has devised a system of internal accounting controls for the Consolidated Group sufficient to provide reasonable assurances that its books, records, and accounts accurately reflect all transactions and dispositions of assets and the Issuer will continue to maintain such system.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 9.7 Subsidiary Guarantors. (a) The Issuer will cause each of its Subsidiaries that (x) guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Primary Credit Facility or the 2014 Note Purchase Agreement (collectively, the “Material Credit Facilities”), or (y) (i) owns an Unencumbered Pool Property or other asset the value of which is included in the determination of Unencumbered Pool Value and (ii) such Subsidiary, or any other Subsidiary that directly or indirectly owns any Capital Stock in such Subsidiary, incurs, acquires or suffers to exist (whether as borrower, co-borrower, guarantor or other obligor) any Recourse Indebtedness, to concurrently therewith:

(1) enter into an agreement in form and substance reasonably satisfactory to the Required Holders (it being understood and agreed that any agreement substantially similar to the subsidiary guarantee required by the Material Credit Facilities shall be deemed satisfactory to the Required Holders) providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (i) the prompt payment in full when due of all amounts payable by the Issuer pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including, without limitation, all indemnities, fees and expenses payable by the Issuer thereunder and (ii) the prompt, full and faithful performance, observance and discharge by the Issuer of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty”); and

(2) deliver the following to each holder of a Note:

(i) an executed counterpart of such Subsidiary Guaranty;

(ii) to the extent required under any Material Credit Facility, a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Section 5 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Issuer);

(iii) to the extent required under any Material Credit Facility, documents to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(iv) to the extent required under any Material Credit Facility, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request.

Retail Properties of America, Inc.	Note Purchase Agreement

(b) Release of Guarantors. The Issuer may request in writing that the holders of the Notes release a Subsidiary Guarantor, if: (i) such Subsidiary does not have any liability as a guarantor, borrower, co-borrower or otherwise with respect to any Indebtedness under any Material Credit Facility, (ii) such Subsidiary does not have any liability under any other Recourse Indebtedness (other than a Subsidiary of the Issuer which (A) owns a single project encumbered by Liens securing Secured Indebtedness permitted to exist hereunder or (B) is not a Wholly-Owned Subsidiary of the Issuer); (iii) no Default or Event of Default shall then be in existence or would occur as a result of such release; and (iv) if any fee or other form of consideration is given to any holder of Indebtedness under any Material Credit Facility directly related to releasing such Subsidiary Guarantor, the holders of the Notes shall receive equivalent consideration (or other form of consideration reasonably acceptable to the Required Holders). Together with any such request, the Issuer shall deliver to the holders of the Notes an Officer’s Certificate certifying that the conditions set forth in immediately preceding clauses (i), (ii), (iii) and (iv) will be true and correct upon the release of such Subsidiary Guarantor. No later than 10 Business Days following the receipt by the holders of the Notes of such written request and the related Officer’s Certificate and so long as the conditions set forth in immediately preceding clauses (i), (ii), (iii) and (iv) will be true and correct, the release shall be effective automatically and each holder of Notes shall execute and deliver, at the sole cost and expense of the Issuer, such documents as Issuer may reasonably request to evidence such release.

Section 9.8 Priority of Obligations. The Issuer’s obligations under the Notes and each Subsidiary Guarantor’s obligations under the Subsidiary Guaranty, if any, will at all times rank pari passu in priority of payment with all other senior unsecured Indebtedness of the Issuer and the Subsidiary Guarantors, as the case may be.

Section 9.9. Maintenance of Status. The Issuer shall at all times maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status.

Section 9.10. Most Favored Lender Status. (a) If on the date of this Agreement or at any time after the date of this Agreement any Material Credit Facility contains a financial covenant (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) by the Issuer that is not contained herein (other than the covenant contained in Section 6.11 of the Primary Credit Facility as of the date hereof) or is more favorable to the lenders under such Material Credit Facility than the financial covenants (including related definitions) contained in this Agreement (any such provision (including any necessary definition), a “More Favorable Covenant”), then the Issuer shall provide a Most Favored Lender Notice in respect of such More Favorable Covenant. Unless waived in writing by the Required Holders within 15 days after each holder’s receipt of such notice, such More Favorable Covenant shall be deemed automatically incorporated by reference into Section 10 of this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such More Favorable Covenant shall have become effective under such Material Credit Facility.

Retail Properties of America, Inc.	Note Purchase Agreement

(b) Any More Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 9.10(a) shall be deemed automatically amended herein to reflect any subsequent amendments made to such More Favorable Covenant under the applicable Material Credit Facility; provided that, if a Default or an Event of Default then exists and the amendment of such More Favorable Covenant would make such covenant less restrictive on the Issuer, such Incorporated Covenant shall only be deemed automatically amended at such time, if it should occur, when such Default or Event of Default no longer exists and (ii) shall be deemed automatically deleted from this Agreement at such time as such More Favorable Covenant is deleted or otherwise removed from the applicable Material Credit Facility or such applicable Material Credit Facility ceases to be a Material Credit Facility or shall be terminated; provided that, if a Default or an Event of Default then exists, such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists; provided further, however, that if any fee or other consideration shall be given to the lenders under such Material Credit Facility for such amendment or deletion, the equivalent of such fee or other consideration shall be given, pro rata, to the holders of the Notes.

(c) “Most Favored Lender Notice” means, in respect of any More Favorable Covenant, a written notice to each of the holders of the Notes delivered promptly, and in any event within twenty (20) Business Days after the inclusion of such More Favorable Covenant in any Material Credit Facility (including by way of amendment or other modification of any existing provision thereof) from a Responsible Officer referring to the provisions of this Section 9.10 and setting forth a reasonably detailed description of such More Favorable Covenant (including any defined terms used therein) and related explanatory calculations, as applicable.

(d) Notwithstanding the foregoing, the covenants in Section 10.6 as of the date of this Agreement shall never be made less restrictive on the Issuer than each such covenant is as of the date of this Agreement (and as amended from time to time, other than by operation of this Section 9.10).

If the Issuer fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the First Closing then a Purchaser may elect not to purchase the Notes on the date of either Closing that is specified in Section 3 for the purchase of such Purchasers Notes and if the Issuer fails to comply with any provision of Section 9 on or after the First Closing and prior to the Second Closing, then a Purchaser may elect not to purchase the Notes to be purchased by such Purchaser on the date of the Second Closing.

SECTION 10.	NEGATIVE COVENANTS.

From the date of this Agreement until the First Closing and thereafter, the Issuer covenants that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Issuer will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any

Retail Properties of America, Inc.	Note Purchase Agreement

service) with any Affiliate, (other than the Issuer or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Issuer’s and such Subsidiary’s business or upon fair and reasonable terms no less favorable to the Issuer or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Merger, Consolidation, Etc. The Issuer will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Issuer as an entirety, as the case may be, shall be a solvent corporation or limited liability company, or limited partnership organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and if the Issuer is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes a customary opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(c) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

Section 10.3. Line of Business. The Issuer will not and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Issuer and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Issuer and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 10.4. Economic Sanctions, Etc. The Issuer will not and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person, or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of

Retail Properties of America, Inc.	Note Purchase Agreement

the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any affiliate of any such Purchaser or holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such Purchaser or such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5. Liens. The Issuer will not nor will it permit any of its respective Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guarantee delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Issuer and/or any such Subsidiary, as the case may be, from counsel reasonably acceptable to the Required Holders.

Section 10.6. Financial Covenants. Issuer, on a consolidated basis with its Subsidiaries, shall not, directly or indirectly, permit:

(a) Maximum Consolidated Leverage Ratio. The Leverage Ratio to exceed sixty percent (60.0%);

(b) Maximum Secured Leverage Ratio. Secured Indebtedness to be more than forty-five percent (45%) of Total Asset Value;

(c) Maximum Unencumbered Leverage Ratio. The Unencumbered Leverage Ratio to exceed 66 2/3%; and

(d) Minimum Interest Coverage Ratio. As of the last day of any fiscal quarter, the Interest Coverage Ratio for the Issuer, on a consolidated basis, for the fiscal quarter then ended, to be less than 1.5 to 1.0.

If the Issuer fails to comply with any provision of Section 10 on or after the date of this Agreement and prior to the First Closing, then a Purchaser may elect not to purchase the Notes on the date of either Closing that is specified in Section 3 for the purchase of such Purchasers Notes and if the Issuer fails to comply with any provision of Section 10 on or after the First Closing and prior to the Second Closing, then a Purchaser may elect not to purchase the Notes to be purchased by such Purchaser on the date of the Second Closing.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

Retail Properties of America, Inc.	Note Purchase Agreement

(b) the Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.6 and any other financial covenants included in this Agreement pursuant to Section 9.10; or

(d) the Issuer or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), 11(b) and 11(c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (i) any representation or warranty made in writing by or on behalf of the Issuer or any other member of the Consolidated Group or by any officer of the Issuer or any other member of the Consolidated Group in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Issuer or any member of the Consolidated Group is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Recourse Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) the Issuer or any member of the Consolidated Group is in default in the performance of or compliance with any term of any evidence of any Recourse Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Recourse Indebtedness to convert such Recourse Indebtedness into equity interests), (x) the Issuer or any Subsidiary has become obligated to purchase or repay Recourse Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000, or (y) one or more Persons have the right to require the Issuer or any Subsidiary so to purchase or repay such Recourse Indebtedness in an aggregate outstanding principal amount of at least $50,000,000; or

Retail Properties of America, Inc.	Note Purchase Agreement

(g) the Issuer or any member of the Consolidated Group (other than (1) any such other member of the Consolidated Group that, together with all other members of the Consolidated Group (other than Issuer) then subject to any proceeding or condition described in this Section or the immediately following Section 11(h) does not account for more than 5.0% of the Total Asset Value at such time) or (2) an Immaterial Subsidiary) (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate action for the purpose of any of the foregoing;

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Issuer, or any member of the Consolidated Group (other than (i) any such other member of the Consolidated Group that, together with all other members of the Consolidated Group (other than Issuer) then subject to any proceeding or condition described in this Section or the immediately preceding Section 11(g) does not account for more than 5.0% of the Total Asset Value at such time or (ii) an Immaterial Subsidiary), a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Issuer, or any member of the Consolidated Group, or any such petition shall be filed against the Issuer, or any member of the Consolidated Group and such petition shall not be dismissed within 90 days; or

(i) one or more final judgments or orders for the payment of money aggregating in excess of $50,000,000, including, without limitation, any such final order enforcing a binding arbitration decision (other than with respect to a default under any Non-Recourse Indebtedness), are rendered against one or more of the Issuer and its Subsidiaries (other than an Immaterial Subsidiary) and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Issuer or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the

Retail Properties of America, Inc.	Note Purchase Agreement

meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Issuer or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Issuer or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Issuer or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k) the Subsidiary Guaranty, this Agreement or the Notes shall be declared null and void, or the validity or enforceability thereof shall be contested by the Issuer or its Subsidiaries party thereto or the Issuer or its Subsidiary Guarantors party thereto shall deny it has any further liability or obligation thereunder.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Issuer described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto

Retail Properties of America, Inc.	Note Purchase Agreement

agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Retail Properties of America, Inc.	Note Purchase Agreement

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 13.3. Replacement of Notes. Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2 and the sentence immediately following, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2. The Issuer will afford the

Retail Properties of America, Inc.	Note Purchase Agreement

benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer, or to such other Person as may be reasonably requested by the Issuer, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Issuer necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Issuer to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuer to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Issuer is required to obtain such information under FATCA and, in such event, the Issuer shall treat any such information it receives as confidential.

SECTION 15.	EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Issuer or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for each series of Notes. If required by the NAIC, the Issuer shall obtain and maintain at its own cost and expense a Legal Entity Identifier.

The Issuer will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its

Retail Properties of America, Inc.	Note Purchase Agreement

purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2. Survival. The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Issuer and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser or holder unless consented to by such Purchaser or holder in writing; and

(b) no amendment or waiver may, without the written consent of (A) prior to the First Closing, each Purchaser, (B) on and after the First Closing but prior to the Second Closing, each holder of Notes issued at the First Closing at the time outstanding and each Purchaser of Notes to be issued at the Second Closing and (C) at any time on or after the Second Closing, each holder of a Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that

Retail Properties of America, Inc.	Note Purchase Agreement

the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to each Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Issuer will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b) Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Issuer or (ii) any Subsidiary or any other Affiliate in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchaser and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Retail Properties of America, Inc.	Note Purchase Agreement

Section 17.4. Notes Held by Issuer, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

(iii) if to the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of Heath R. Fear, or at such other address as the Issuer shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at each Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Issuer agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Retail Properties of America, Inc.	Note Purchase Agreement

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Issuer or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Issuer or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying this Section 20.

Retail Properties of America, Inc.	Note Purchase Agreement

In the event that as a condition to receiving access to information relating to the Issuer or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Issuer, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuer of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Issuer to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Retail Properties of America, Inc.	Note Purchase Agreement

In the event of any change in GAAP after the date hereof which would affect the computation of any financial covenant, ratio or other requirements set forth herein, then upon the request of the Issuer or the Required Holders, the Issuer and the holders of Notes shall negotiate promptly, diligently and in good faith in order to amend the provisions of this Agreement such that such financial covenant, ratio or other requirement shall continue to provide substantially the same financial tests or restrictions of the Issuer as in effect prior to such accounting change as determined by the Required Holders in their good faith judgment. Until such time as such amendment shall have been executed and delivered by the Issuer and the Required Holders (i) such financial covenants, ratio and other requirements, and all financial statements and other documents required to be delivered under this Agreement, shall be calculated and reported as if such change had not occurred and (ii) the Issuer shall provide to each holder of a Note that is an Institutional Investor financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Issuer irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Subsidiary Guaranty or the Notes. To the fullest extent permitted by

Retail Properties of America, Inc.	Note Purchase Agreement

applicable law, the Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Issuer agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

Retail Properties of America, Inc.	Note Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer, whereupon this Agreement shall become a binding agreement between you and the Issuer.

Very truly yours,

RETAIL PROPERTIES OF AMERICA, INC., a Maryland corporation

By:	/s/ Heath R. Fear
	Name:	Heath R. Fear
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Retail Properties of America, Inc.	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Jason Boe
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd. (as Investment Manager)

By:	PGIM, Inc. (as Sub-Adviser)

By:	/s/ Jason Boe
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc. (as Investment Manager)

By:	/s/ Jason Boe
Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Jason Boe
Vice President

Retail Properties of America, Inc.	Note Purchase Agreement

This Agreement is hereby

accepted and agreed to as

of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

NEW ENGLAND LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

METLIFE REINSURANCE COMPANY OF CHARLESTON
by Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John Wills
	Name:	John Wills
	Title:	Managing Director

METLIFE INSURANCE K.K.
by MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ C. Scott Inglis
	Name:	C. Scott Inglis
	Title:	Managing Director

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted EBITDA” means, as of any date, the Consolidated Net Income for the most recent four (4) full fiscal quarters of the Issuer for which financial results have been reported, as adjusted, without duplication, by (i) deducting therefrom any income attributable to Excluded Tenants; (ii) adding or deducting for, as appropriate, any adjustment made under GAAP for straight lining of rents, gains or losses from sales of assets, extraordinary items, impairment and other non-cash charges, depreciation, amortization, interest expenses, taxes and the Consolidated Group Pro Rata Share of interest, taxes, depreciation and amortization in Investment Affiliates; (iii) deducting therefrom the Capital Expenditure Reserve Deduction for such period and (iv) adding back all master lease income (not to exceed 5% of Consolidated Net Income).

“Adjusted Unencumbered Pool NOI” means, as of any date, the then-current Unencumbered Pool Property NOI less the Capital Expenditure Reserve Deduction for the then-current Unencumbered Pool Properties.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting equity interests of the Issuer or any Subsidiary or any Person of which the Issuer and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed

SCHEDULE A

(to Note Purchase Agreement)

under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Expenditure Reserve Deduction” means, with respect to any group of Projects as of any date, the sum of (a) $0.15 per annum per gross leaseable square foot of such Projects, times either (A) in the case of calculation of Adjusted EBITDA, as to each such type of Project, the weighted average square footage of such Projects owned by the Consolidated Group at any time during the most recent four (4) fiscal quarters of Issuer for which financial results have been reported or (B) in the case of the calculation of Adjusted Unencumbered Pool NOI, as to each such Project, the square footage of such type of Projects included in the Unencumbered Pool as of such date.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facility from time to time, and, if for any reason no Primary Credit Facility then exists or such term is no longer used therein, the Capitalization Rate most recently in effect. Notwithstanding the foregoing, in no event shall the “Capitalization Rate” at any time be less than 6.25%.

“Capitalized Lease” of a Person means any lease of property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentally thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time and demand deposits and certificates of deposit of (i) any holder of Notes or any of its Affiliates; (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody’s is at least P-2 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than two (2) years from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s and maturing within one (1) year of the date of acquisition, (d) repurchase agreements with a bank or trust company or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which an Issuer or its Subsidiaries shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to investments of the character described in the foregoing subdivisions (a) through (d).

“Change in Control” means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Issuer.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Confidential Information” is defined in Section 20.

“Consolidated Group” means the Issuer and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP.

“Consolidated Group Pro Rata Share” means, with respect to any Investment Affiliate, the percentage of the total equity ownership interests held by the Consolidated Group in the aggregate, in such Investment Affiliate determined by calculating the greater of (i) the percentage of the issued and outstanding stock, partnership interests or membership interests in such Investment Affiliate held by the Consolidated Group in the aggregate and (ii) the percentage of the total book value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate, after repayment in full of all Indebtedness of such Investment Affiliate.

“Consolidated Interest Expense” means, for any period without duplication, the sum of (a) the amount of interest expense, determined in accordance with GAAP, of the Consolidated

Group for such period attributable to Consolidated Outstanding Indebtedness during such period (excluding prepayment penalties and costs associated with early extinguishment of debt, to the extent constituting interest expense in accordance with GAAP) plus (b) the applicable Consolidated Group Pro Rata Share of any interest expense, determined in accordance with GAAP, of each Investment Affiliate, for such period, whether recourse or non-recourse.

“Consolidated Net Income” means, for any period, consolidated net income (or loss) of the Consolidated Group for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated NOI” means, as of any date, for any entity or group of entities without duplication, the aggregate Net Operating Income for the most recent four (4) fiscal quarters for which financial results have been reported from all Projects owned by such entity or group of entities as of the end of such period of four (4) fiscal quarters.

“Consolidated Outstanding Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis in accordance with GAAP (whether recourse or non-recourse), plus, without duplication, (b) the applicable Consolidated Group Pro Rata Share of any Indebtedness of each Investment Affiliate other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group.

“Construction in Progress” means, as of any date, the book value of any Projects then under development provided that a Project shall no longer be included in Construction in Progress and shall be valued based on its Net Operating Income upon the earlier of (i) the first anniversary after substantial completion (which shall mean the receipt of a temporary certificate of occupancy or a final certificate of occupancy) of such Project and (ii) the last day of the first full fiscal quarter in which the Net Operating Income attributable to such Project for such fiscal quarter multiplied by four (4) and then divided by the Capitalization Rate exceeds the book value of such Project.

“Controlled Entity” means (i) any of the Subsidiaries of the Issuer and any of their or the Issuer’s respective Controlled Affiliates and (ii) if the Issuer has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Customary Recourse Exceptions” means, with respect to any Indebtedness, personal recourse that is limited to fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single purposes entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of Real Property.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excluded Tenants” means, as of any date, any tenant leasing more than 15,000 square feet of gross leaseable area at one of the Projects pursuant to a lease that has more than twelve (12) months remaining on its then applicable term, that, either (a) is subject to a voluntary or involuntary petition for relief under any federal or state bankruptcy codes or insolvency law unless either (x) such lease is assumed in bankruptcy by or on behalf of such tenant or (y) all or a material portion of the gross leasable area that is the subject of such lease, is then also the subject of a new or replacement lease with a tenant that intends to take occupancy of the applicable space when available or (b) is not operating its business in its demised premises at such Project unless such non-operating tenant is, or such non-operating tenant’s lease obligations are guaranteed by an entity whose then current long-term, unsecured debt obligations are rated BBB-or above by S&P and Baa3 or above by Moody’s.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Financeable Ground Lease” means, a ground lease reasonably satisfactory to the administrative agent on behalf of the lenders under the Primary Credit Facility, which must provide customary protections for a potential leasehold mortgagee (“Mortgagee”) such as (i) a remaining term, including any optional extension terms exercisable unilaterally by the tenant, of no less than 25 years, (ii) a provision that the ground lease will not be terminated until the Mortgagee has received notice of a default, has had a reasonable opportunity to cure and has failed to do so, (iii) provision for a new lease to the Mortgagee as tenant on the same terms if the ground lease is terminated for any reason, (iv) transferability of the tenant’s interest under the ground lease by the Mortgagee without any requirement for consent of the ground lessor unless based on delivery of customary assignment and assumption agreements from the transferor and transferee, (v) the ability of the tenant to mortgage tenant’s interest under the ground lease without any requirement for consent of the ground lessor and (vi) provisions that the tenant under the ground lease (or the leasehold mortgagee) has customary protections with respect to the application of insurance proceeds or condemnation awards attributable to the tenant’s interest under the ground lease and related improvements.

“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction.

“First Closing” is defined in Section 3.

“First Mortgage Receivable” means any Indebtedness owing to a member of the Consolidated Group which is secured by a first-priority mortgage, deed to secure debt or deed of trust on commercial real estate and which has been designated by the Issuer as a “First Mortgage Receivable” in its most recent compliance certificate delivered pursuant to Section 7.2.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 7.1.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Issuer or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any Letter of Credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or guarantees by the Issuer of liabilities under any interest rate lock agreement utilized to facilitate Secured Indebtedness of another member of the Consolidated Group or an Investment Affiliate. The amount of any Guarantee Obligation of any guaranteeing Person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, or if such liability is conditioned upon the taking of certain actions or the occurrence of certain conditions beyond non-payment or non-performance by the primary obligor, such as liability under non-recourse carveout guaranties, the amount of such Guarantee Obligation shall be such guaranteeing Person’s reasonably anticipated liability in respect thereof as determined by the Issuer in good faith with respect to any such Guarantee Obligations of the Consolidated Group.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means the Subsidiaries listed on Schedule S-1 hereto.

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money including without limitation any repurchase obligation or liability of such Person with respect to securities, accounts or notes receivable sold by such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), in each case evidenced by a binding agreement (excluding premiums or discounts on debt required to be recognized under GAAP), (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all Capitalized Lease Obligations, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee Obligations of any member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) any Net Mark-to-Market Exposure, (i) all liabilities secured by a Lien (other than Liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (j) all obligations of such Person in respect of any transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Coverage Ratio” means, as of the last day of any fiscal quarter, the quotient (expressed as a percentage) of (a) Adjusted EBITDA, divided by (b) Consolidated Interest Expense for the most recent four (4) fiscal quarters for which financial results of the Issuer have been reported.

“Investment” of a Person means any property owned by such Person, including without limitation, any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

“Investment Affiliate” means any Person in which the Consolidated Group, directly or indirectly, has made an Investment and whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group.

“Issuer” means Retail Properties of America, Inc., a Maryland corporation or any successor that becomes such as prescribed in Section 10.2.

“Leverage Ratio” means Consolidated Outstanding Indebtedness divided by Total Asset Value, expressed as a percentage.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Make-Whole Amount” is defined in Section 8.6.

“Management Fees” means, with respect to each Project for any period, an amount equal to the greater of (i) actual management fees payable with respect thereto and (ii) three percent (3%) per annum on the aggregate base rent and percentage rent due and payable under leases at such Project.

“Marketable Securities” means Investments in Capital Stock or debt securities issued by any Person (other than an Investment Affiliate) which are publicly traded on a national exchange, excluding Cash Equivalents.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Issuer and its Subsidiaries taken as a whole.

“Material Acquisition” means any acquisition by the Issuer or any Subsidiary in which the assets acquired exceed 10.0% of the consolidated total assets of the Issuer and its Subsidiaries determined under GAAP as of the last day of the most recently ending fiscal quarter of the Issuer for which financial statements are publicly available.

“Material Adverse Effect” means a material adverse effect on (a) the business, financial condition or properties of the Issuer and its Subsidiaries taken as a whole, (b) the ability of the Issuer and the Subsidiary Guarantors, taken as a whole, to perform their obligations under this

Agreement, the Subsidiary Guaranty and the Notes, or (c) the validity or enforceability of this Agreement, the Subsidiary Guaranty or the Notes. A material adverse effect on the validity or enforceability of the Subsidiary Guaranty solely with respect to one or more Subsidiary Guarantors that do not, individually or collectively, constitute Material Subsidiaries shall not be a Material Adverse Effect hereunder, except to the extent the same would result in a Material Adverse Effect pursuant to either clause (b) or (c) above.

“Material Credit Facility” is defined in Section 9.7.

“Material Subsidiary” means, at any time of determination, (a) any individual Subsidiary to which more than $150,000,000 of then-current Total Asset Value is directly or indirectly attributable and (b) each Subsidiary in a group of Subsidiaries (the “Group”) to which more than $150,000,000 of then-current Total Asset Value is directly attributable on a collective basis to such Group, but only as and to the extent that there is a material adverse effect on the validity or enforceability of the Subsidiary Guaranty with respect to all Subsidiaries in such Group.

“Maturity Date” is defined in the first paragraph of each Note.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Most Favored Lender Notice” is defined in Section 9.10(c).

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than as provided in the Primary Credit Facility, this Agreement, the Notes or any Subsidiary Guaranty (each as amended or modified from time to time)) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions or any other Financial Contract. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming the Rate Management Transaction or other Financial Contract were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction or other Financial Contract as of the date of determination (assuming such Rate Management Transaction or other Financial Contract were to be terminated as of that date).

“Net Operating Income” means, with respect to any Project for any period, “property rental and other income” (as determined by GAAP) attributable to such Project accruing for such period, without regard for straight-lining of rents or any amortization related to above-market or below-market leases, plus all master lease income (not to exceed to 5% of Net Operating Income), minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Project for such period, including, without limitation, Management Fees and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding any general and administrative expenses related to the operation of the Issuer, any interest expense, or other debt service charges, impairment charges, the effects of straight-lining of ground lease rent, bad debt expenses related to the straight-lining of rents and any other non-cash charges such as depreciation or amortization of financing costs.

“Non-Recourse Indebtedness” means, for any Person, any Indebtedness of such Person for the repayment of which the Issuer does not have any personal liability (other than for Customary Recourse Exceptions) or, if such Person is the Issuer, in which recourse of the applicable holder of such Indebtedness for non-payment is limited to such holder’s Liens on a particular asset or group of assets (other than for Customary Recourse Exceptions). For the avoidance of doubt, if any Indebtedness is partially guaranteed by the Issuer, then the portion of such Indebtedness that is not so guaranteed shall still be Non-Recourse Indebtedness if it otherwise satisfies the requirements in this definition.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Issuer or any Subsidiary primarily for the benefit of employees of the Issuer or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Issuer whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Liens” means:

(i) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books, or which are on a Project whose contribution to Total Asset Value is either less than the outstanding principal balance of Secured Indebtedness encumbering such Project or does not exceed such principal balance by more than five percent (5%);

(ii) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(iii) Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(iv) Easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way adversely affect the marketability of the same or adversely interfere with the use thereof in the business of the Issuer or its Subsidiaries;

(v) Liens other than Liens described in subsections (i) through (iv) above arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a Default or Event of Default in any of Issuer’s covenants herein; and

(vi) Liens permitted by Section 10.5.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer or any ERISA Affiliate or with respect to which the Issuer or any ERISA Affiliate may have any liability.

“Primary Credit Facility” means the Fourth Amended and Restated Credit Agreement dated as of January 6, 2016 among the Issuer and KeyBank National Association as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, restatements, replacements or refinancing thereof (whether such renewal, extension, amendment, restatement, replacement or refinancing of such agreement is entered into substantially concurrently with the termination of the existing agreement or at any time before or after if no new agreement is then substantially concurrently entered into).

“Project” means any real estate asset located in the United States owned by the Issuer or any of its Subsidiaries or any Investment Affiliate, and operated or intended to be operated primarily as a retail property, an office property, an industrial property or a mixed use property. For purposes of this Agreement, if only a portion of such a real estate asset is then the subject of a material redevelopment, the Issuer may, subject to the reasonable approval of the Required Holders, elect to treat such portion as a Project separate and distinct from the remaining portion of such real estate asset.

“property” or “properties” of a Person means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Issuer and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualifying Unencumbered Pool Property” means any Project which, as of any date of determination, (a) is located in the United States; (b) is wholly owned by the Issuer or a Wholly-Owned Subsidiary in fee simple or leased, as lessee, by the Issuer or a Wholly-Owned Subsidiaries under the terms of a Financeable Ground Lease; (c) is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Project; and (d) is not, nor is any direct or indirect interest of the Issuer or any Subsidiary therein, subject to any Lien other than Permitted Liens set forth in clauses (i) through (iv) of the definition thereof or to any Negative Pledge (other than Negative Pledges permitted under clause (ii) of Section 6.25 of the Primary Credit Facility). No asset shall be deemed to be unencumbered unless both such asset and all Capital Stock of the Subsidiary owning such asset is unencumbered. Nothing in this Agreement shall prohibit a Subsidiary from having other Unsecured Indebtedness or unsecured Guarantee Obligations and the existence of such Unsecured Indebtedness or unsecured Guarantee Obligations shall not prevent any Project owned by such Subsidiary from qualifying as a Qualifying Unencumbered Pool Property

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Issuer which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Real Property” of any Person means all of the right, title, and interest of such Person in and to land, improvements, and fixtures.

“Recourse Indebtedness” means any Indebtedness of the Issuer or any other member of the Consolidated Group with respect to which the liability of the obligor is not limited to the obligor’s interest in specified assets securing such Indebtedness, other than with respect to customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary nonrecourse carveouts unless they are judicially determined to be triggered and then only to the extent of such determination.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the First Closing, the Purchasers (b) on or after the First Closing but before the Second Closing, the holders of more than 50% in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Issuer or any of its Affiliates), provided, that only for purposes of this clause (b) the Notes scheduled to be issued at the Second Closing shall be deemed to be outstanding, and (c) on or after the Second Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Issuer or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Issuer, as the case may be, with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Ratings Group and its successors.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.

“Secured Indebtedness” means any Indebtedness of the Issuer or any other member of the Consolidated Group which is secured by a Lien (other than Permitted Liens set forth in clauses (i) through (iv) of the definition thereof) on a Project, any ownership interests in any

Person or any other assets which had, in the aggregate, a value in excess of the amount of such Indebtedness at the time such Indebtedness was incurred. Notwithstanding the foregoing, Secured Indebtedness shall exclude Recourse Indebtedness that is secured solely by ownership interests in another Person that owns a Project which is encumbered by a mortgage securing Indebtedness.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer or treasurer of the Issuer.

“series” means any series of Notes issued pursuant to this Agreement.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Single Tenant Project” means any Project that is leased (or is being constructed to be leased) to a single tenant.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Issuer.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty, unless released pursuant to the terms of Section 9.7.

“Subsidiary Guaranty” is defined in Section 9.7(a).

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Total Asset Value” means, as of any date, (i) (A) the Consolidated NOI attributable to Projects owned by the Issuer or a member of the Consolidated Group (excluding 100% of the Consolidated NOI attributable to Projects not owned for at least four (4) full fiscal quarters as of the end of the fiscal quarter for which Consolidated NOI is calculated and provided that the contribution to Consolidated NOI on account of any Project shall not in any event be a negative number) divided by (B) the Capitalization Rate, plus (ii) 100% of the price paid for any such Projects first acquired by the Issuer or a member of the Consolidated Group during such four (4) full fiscal quarter period, plus (iii) cash, Cash Equivalents and Marketable Securities owned by the Consolidated Group as of the end of such fiscal quarter, plus (iv) the Consolidated Group Pro Rata Share of (A) Consolidated NOI attributable to Projects owned by Investment Affiliates (excluding Consolidated NOI attributable to Projects not owned for the entire four (4) full fiscal quarters on which Consolidated NOI is calculated and provided that the contribution to Consolidated NOI on account of any Project shall not in any event be a negative number) divided by (B) the Capitalization Rate, plus (v) the Consolidated Group Pro Rata Share of the price paid for such Projects first acquired by an Investment Affiliate during such four (4) full fiscal quarters, plus (vi) Construction in Progress at book value, plus (vii) First Mortgage Receivables owned by the Consolidated Group (at the lower of book value or market value), plus (viii) Unimproved Land at book value. To the extent the amount of Total Asset Value attributable to Unimproved Land, Investments in Investment Affiliates, Construction in Progress, First Mortgage Receivables and Marketable Securities would exceed 25% of Total Asset Value, such excess shall be excluded from Total Asset Value; provided, however that to the extent the amount of Total Asset Value attributable to (v) Unimproved Land exceeds 5% of the Total Asset Value, (w) Investment Affiliates exceeds 15% of the Total Asset Value, (x) Construction in Progress exceeds 10% of the Total Asset Value, (y) First Mortgage Receivables exceeds 5% of the Total Asset Value or (z) Marketable Securities exceed 5% of Total Asset Value, such excess shall be excluded from Total Asset Value.

“2014 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of May 16, 2014 between the Issuer and the Purchaser (as defined therein), including any renewals, extensions, amendments, restatements, replacements or refinancings thereof (whether such renewal, extension, amendment, restatement, replacement or refinancing of such agreement is entered into substantially concurrently with the termination of the existing agreement or at any time before or after if no new agreement is then substantially concurrently entered into).

“Unencumbered Leverage Ratio” means, as of any date, the then-current Unsecured Indebtedness of the Consolidated Group (excluding in any calculation of Unsecured Indebtedness, Guarantee Obligations of any member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group) divided by the then current Unencumbered Pool Value.

“Unencumbered Pool” means as of any date, all then-current Unencumbered Pool Properties.

“Unencumbered Pool Property” means, as of any date, any Project which is a Qualifying Unencumbered Pool Property as of such date.

“Unencumbered Pool Property NOI” means, as of any date, the aggregate Net Operating Income for the most recent four (4) fiscal quarters for which financial results have been reported attributable to Unencumbered Pool Properties as of such date.

“Unencumbered Pool Value” means, as of any date, the sum of (a)(i) the aggregate Adjusted Unencumbered Pool NOI attributable to all Unencumbered Pool Properties which have been owned by the Issuer or a Subsidiary for the most recent four (4) full fiscal quarters for which financial results of Issuer have been reported (provided that the contribution to Adjusted Unencumbered Pool NOI on account of any Unencumbered Pool Property shall not in any event be a negative number) divided by (ii) the Capitalization Rate plus (b) the aggregate acquisition cost of all Unencumbered Pool Properties which have not been so owned by a Subsidiary for such period of four (4) consecutive entire fiscal quarters, plus (c) unencumbered Unimproved Land and Construction in Progress, both at book value. For purposes of this definition, to the extent (i) the value attributable to Unimproved Land and any other land not included in Unimproved Land and Construction in Progress, would exceed 10% of the Unencumbered Pool Value, (ii) the value attributable to any one (1) Unencumbered Pool Property would exceed 15% of the Unencumbered Pool Value, (iii) the aggregate value attributable to those Single Tenant Projects which are leased to the same tenant (or Affiliates of the same tenant), would exceed 15% of the Unencumbered Pool Value; (iv) the aggregate value attributable to all Single Tenant Projects where the remaining unexpired term of the lease of such Single Tenant Project to the tenant of such Single Tenant Project (without giving effect to any unexercised options of such tenant to extend the term of such lease) is less than five (5) years, would exceed 15% of the Unencumbered Pool Value, or (v) the aggregate value attributable to Unencumbered Pool Properties which are occupied pursuant to Financeable Ground Leases would exceed 20% of Unencumbered Pool Value, each such excess amount, without duplication, shall be excluded from Unencumbered Pool Value.

“Unimproved Land” means, as of any date, any land which (i) is not appropriately zoned for retail development, (ii) does not have access to all necessary utilities or (iii) does not have access to publicly dedicated streets, unless such land has been designated in writing by the Issuer in a certificate delivered to the holders as land that is reasonably expected to satisfy all such criteria within twelve (12) months after such date. For purposes of clarification, if any, such land shall be deemed to be included in Construction in Progress as of such date of designation and from and after such date shall not be considered Unimproved Land.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“Unsecured Indebtedness” means, with respect to any Person, all Indebtedness of such Person for borrowed money that does not constitute Secured Indebtedness.

“Unsecured Interest Expense” means, for any period, all Consolidated Interest Expense for such period attributable to Unsecured Indebtedness.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary all of the beneficial ownership of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the beneficial ownership of which shall at the time be so owned or controlled.

[FORM OF SERIES A NOTE]

RETAIL PROPERTIES OF AMERICA, INC.

4.08% SENIOR NOTE, SERIES A, DUE SEPTEMBER 30, 2026

No. [ ]	[Date]
$[ ]	PPN 76131V A#0

FOR VALUE RECEIVED, the undersigned, RETAIL PROPERTIES OF AMERICA, INC. (herein called the “Issuer”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on September 30, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.08% per annum from the date hereof, payable semiannually, on the thirtieth day of March and September in each year, commencing with the March 30 or September 30 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.08% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 30, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

SCHEDULE 1(a)

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

RETAIL PROPERTIES OF AMERICA, INC.

By
[Title]

Schedule 1(a)-2

[FORM OF SERIES B NOTE]

RETAIL PROPERTIES OF AMERICA, INC.

4.24% SENIOR NOTE, SERIES B, DUE DECEMBER 28, 2028

No. [ ]	[Date]
$[ ]	PPN 76131V B*3

FOR VALUE RECEIVED, the undersigned, RETAIL PROPERTIES OF AMERICA, INC. (herein called the “Issuer”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on December 28, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.24% per annum from the date hereof, payable semiannually, on the twenty-eighth day of June and December in each year, commencing with the June 28 or December 28 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.24% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 30, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

SCHEDULE 1(b)

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

RETAIL PROPERTIES OF AMERICA, INC.

By
[Title]

Schedule 1(b)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE ISSUER

Matters To Be Covered in

Opinion of Special Counsel to the Issuer

1. Each of the Issuer and its Subsidiary Guarantors validly existing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

2. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity.

3. Execution, delivery and performance of documents not conflicting with charter documents, New York of federal laws or certain other specified material agreements.

4. All New York and federal governmental consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

5. Counsel is not representing the Issuer in any litigation questioning validity of documents.

6. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

7. No violation of Regulations T, U or X of the Federal Reserve Board.

8. Issuer not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(a)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

None.

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF THE ISSUER AND OWNERSHIP OF SUBSIDIARY STOCK

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
Bel Air Square, LLC	Maryland
Capital Centre LLC	Maryland
Denville Union Hill, L.L.C.	Delaware
Gateway Village LLC	Maryland
Half Day LLC	Delaware
Inland Plano Acquisitions, LLC	Delaware
Inland Plano Investments, LLC	Delaware
Inland Southeast New Britain, L.L.C.	Delaware
Inland Western Chicago Ashland I, L.L.C.	Delaware
Inland Western Chicago Ashland, L.L.C.	Delaware
Inland Western Cocoa Beach Cornerstone, L.L.C.	Delaware
Inland Western Dallas Paradise, L.L.C.	Delaware
Inland Western El Paso MDS LP, L.L.C.	Delaware
Inland Western Euless GP, L.L.C.	Delaware
Inland Western Euless LP, L.L.C.	Delaware
Inland Western Gainesville Village, L.L.C.	Delaware
Inland Western Glendale Outlot D, L.L.C.	Delaware
Inland Western Glendale Peoria II, L.L.C.	Delaware
Inland Western Glendale, L.L.C.	Delaware
Inland Western Greensburg Commons, L.L.C.	Delaware
Inland Western Lansing Eastwood (Tenant), L.L.C.	Delaware
Inland Western Lawrenceville Simonton, L.L.C.	Delaware
Inland Western Marysville, L.L.C.	Delaware
Inland Western McAllen MDS LP, L.L.C.	Delaware
Inland Western MDS Portfolio, L.L.C.	Delaware
Inland Western Milwaukee Midtown II, L.L.C.	Delaware
Inland Western Milwaukee Midtown, L.L.C.	Delaware
Inland Western Montevallo Main, L.L.C.	Delaware
Inland Western Orange 440 Boston, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich, L.L.C.	Delaware
Inland Western Pottstown GP, L.L.C.	Delaware
Inland Western Salt Lake City Gateway, L.L.C.	Delaware
Inland Western Seattle Northgate North, L.L.C.	Delaware
Inland Western Temecula Commons, L.L.C.	Delaware
Inland Western Traverse City Bison Hollow, L.L.C.	Delaware
Inland Western Waco Central GP, L.L.C.	Delaware
Inland Western Waco Central LP, L.L.C.	Delaware

SCHEDULE 5.4

(to Note Purchase Agreement)

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
Inland Western West Allis Greenfield, L.L.C.	Delaware
IW JV 2009 LLC	Delaware
IWR Protective Corporation	Delaware
MS Inland Fund, LLC	Delaware
Reisterstown Plaza Associates, LLC	Maryland
RPAI Acquisitions, Inc.	Illinois
RPAI Altamonte Springs State Road, L.L.C.	Delaware
RPAI Arvada, L.L.C.	Delaware
RPAI Austin Mopac GP, L.L.C.	Delaware
RPAI Austin Mopac LP, L.L.C.	Delaware
RPAI Bakersfield Calloway, L.L.C.	Delaware
RPAI Bangor Broadway, L.L.C.	Delaware
RPAI Bangor Parkade, L.L.C.	Delaware
RPAI Baton Rouge, L.L.C.	Delaware
RPAI Beekman, L.L.C.	Delaware
RPAI Bradenton Beachway, L.L.C.	Delaware
RPAI Brooklyn Park 93rd Avenue, L.L.C.	Delaware
RPAI Burleson Wilshire GP, L.L.C.	Delaware
RPAI Burleson Wilshire LP, L.L.C.	Delaware
RPAI Butler Kinnelon, L.L.C.	Delaware
RPAI Canton Paradise Outlot, L.L.C.	Delaware
RPAI Canton Paradise, L.L.C.	Delaware
RPAI Cedar Park Town Center, L.L.C.	Delaware
RPAI Chattanooga Brainerd Road, L.L.C.	Delaware
RPAI Chicago Ashland Land, L.L.C.	Delaware
RPAI Chicago Brickyard, L.L.C.	Delaware
RPAI Clear Lake Clear Shores GP, L.L.C.	Delaware
RPAI Clear Lake Clear Shores LP, L.L.C.	Delaware
RPAI College Station Gateway GP, L.L.C.	Delaware
RPAI College Station Gateway II GP, L.L.C.	Delaware
RPAI College Station Gateway II LP, L.L.C.	Delaware
RPAI College Station Gateway III, L.L.C.	Delaware
RPAI College Station Gateway LP, L.L.C.	Delaware
RPAI Columbus Clifty, L.L.C.	Delaware
RPAI Columbus Polaris, L.L.C.	Delaware
RPAI Continental Rave Houston, L.L.C.	Delaware
RPAI Cypress Mill, L.L.C.	Delaware
RPAI Darien SPE, L.L.C.	Delaware
RPAI Darien, L.L.C.	Delaware

5.4-2

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
RPAI Falls Church Merrifield II, L.L.C.	Delaware
RPAI Falls Church Merrifield, L.L.C.	Delaware
RPAI Fordham Place Office, L.L.C.	Delaware
RPAI Fordham Place Retail, L.L.C.	Delaware
RPAI Fort Myers Page Field, L.L.C.	Delaware
RPAI Frisco Parkway GP, L.L.C.	Delaware
RPAI Frisco Parkway LP, L.L.C.	Delaware
RPAI Gaithersburg Downtown Crown, L.L.C.	Delaware
RPAI Galveston Galvez GP, L.L.C.	Delaware
RPAI Galveston Galvez LP, L.L.C	Delaware
RPAI Georgetown Rivery GP, L.L.C.	Delaware
RPAI Georgetown Rivery LP, L.L.C.	Delaware
RPAI Gilroy I, L.L.C.	Delaware
RPAI Gilroy II, L.L.C.	Delaware
RPAI Gloucester Cross Keys, L.L.C.	Delaware
RPAI Grapevine GP, L.L.C.	Delaware
RPAI Grapevine LP, L.L.C.	Delaware
RPAI Green Global Gateway, L.L.C.	Delaware
RPAI Hagerstown, L.L.C.	Delaware
RPAI Hartford New Park, L.L.C	Delaware
RPAI Houma Academy, L.L.C.	Delaware
RPAI Houston New Forest, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II GP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II LP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village III, L.L.C.	Delaware
RPAI Humble Humblewood GP, L.L.C.	Delaware
RPAI Humble Humblewood LP, LLC	Delaware
RPAI Irving GP, L.L.C.	Delaware
RPAI Irving LP, L.L.C.	Delaware
RPAI Issaquah Heritage, L.L.C.	Delaware
RPAI Jacksonville Southpoint, L.L.C.	Delaware
RPAI Kalamazoo WMU, L.L.C.	Delaware
RPAI Kalispell Mountain View II, L.L.C.	Delaware
RPAI Kalispell Mountain View, L.L.C.	Delaware
RPAI Kingsport East Stone, L.L.C.	Delaware
RPAI Knoxville Corridor Park II, L.L.C.	Delaware
RPAI Knoxville Corridor Park, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing GP, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing LP, L.L.C.	Delaware

5.4-3

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
RPAI Lakewood II, L.L.C.	Delaware
RPAI Lakewood, L.L.C.	Delaware
RPAI Lansing Eastwood, L.L.C.	Delaware
RPAI Las Vegas Montecito Outlot, L.L.C.	Delaware
RPAI Las Vegas Montecito, L.L.C.	Delaware
RPAI Lawrence, L.L.C.	Delaware
RPAI Lawton Lee Blvd., L.L.C.	Delaware
RPAI Leesburg Fort Evans, L.L.C.	Delaware
RPAI Lewisville Lakepointe GP, L.L.C.	Delaware
RPAI Lewisville Lakepointe LP, L.L.C.	Delaware
RPAI Mansfield GP, L.L.C.	Delaware
RPAI Mansfield LP, L.L.C.	Delaware
RPAI Maple Grove Wedgwood, L.L.C.	Delaware
RPAI McAllen GP, L.L.C.	Delaware
RPAI McAllen LP, L.L.C.	Delaware
RPAI McKinney Stonebridge GP, L.L.C.	Delaware
RPAI McKinney Stonebridge LP, L.L.C.	Delaware
RPAI Miami 19th Street II, L.L.C.	Delaware
RPAI Middletown Fairgrounds Plaza, L.L.C.	Delaware
RPAI Midland Academy GP, L.L.C.	Delaware
RPAI Midland Academy LP, L.L.C.	Delaware
RPAI Moore 19th Street, L.L.C.	Delaware
RPAI New Britain Main, L.L.C.	Delaware
RPAI New Hartford Orchard, L.L.C.	Delaware
RPAI New Port Richey Mitchell, L.L.C.	Delaware
RPAI New York Portfolio, L.L.C.	Delaware
RPAI Newburgh Crossing, L.L.C.	Delaware
RPAI Newnan Crossing II, L.L.C.	Delaware
RPAI Newnan Crossing, L.L.C.	Delaware
RPAI Newport News Jefferson, L.L.C.	Delaware
RPAI North Attleboro Crossroads, L.L.C.	Delaware
RPAI North Carolina Sales, Inc.	Illinois
RPAI North Richland Hills Davis GP, L.L.C.	Delaware
RPAI North Richland Hills Davis LP, L.L.C.	Delaware
RPAI Northport Northwood, L.L.C.	Delaware
RPAI Northwest Management Corp.	Delaware
RPAI Northwoods Natural Bridge, L.L.C.	Delaware
RPAI Oak Brook Promenade I, L.L.C.	Delaware
RPAI Oklahoma City Western Avenue, L.L.C.	Delaware

5.4-4

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
RPAI Orange 53 Boston, L.L.C.	Delaware
RPAI Oswego Gerry Centennial, L.L.C.	Delaware
RPAI Pelham Manor, L.L.C.	Delaware
RPAI Plymouth 5, L.L.C.	Delaware
RPAI Port Arthur Academy GP, L.L.C.	Delaware
RPAI Port Arthur Academy LP, L.L.C.	Delaware
RPAI Poughkeepsie Mid-Hudson, L.L.C.	Delaware
RPAI Powder Springs Battle Ridge, L.L.C.	Delaware
RPAI Quakertown GP, L.L.C.	Delaware
RPAI Redmond Avondale, L.L.C.	Delaware
RPAI Richardson Eastside, L.L.C.	Delaware
RPAI Round Rock Forest Commons GP, L.L.C.	Delaware
RPAI Round Rock Forest Commons LP, L.L.C.	Delaware
RPAI Saginaw GP, L.L.C.	Delaware
RPAI Saginaw LP, L.L.C.	Delaware
RPAI San Antonio Academy GP, L.L.C.	Delaware
RPAI San Antonio Academy LP, L.L.C.	Delaware
RPAI San Antonio GP, L.L.C.	Delaware
RPAI San Antonio HQ GP, L.L.C.	Delaware
RPAI San Antonio HQ LP, L.L.C.	Delaware
RPAI San Antonio LP, L.L.C.	Delaware
RPAI San Antonio Military Drive GP, L.L.C.	Delaware
RPAI San Antonio Military Drive LP, L.L.C.	Delaware
RPAI San Antonio Mission GP, L.L.C.	Delaware
RPAI San Antonio Mission LP. L.L.C.	Delaware
RPAI Santa Fe, L.L.C.	Delaware
RPAI Saratoga Springs Wilton, L.L.C.	Delaware
RPAI Schaumburg American Lane, L.L.C.	Delaware
RPAI Seekonk Power Center, L.L.C.	Delaware
RPAI Severn, L.L.C.	Delaware
RPAI Southlake Corners Kimball, L.L.C.	Delaware
RPAI Southlake GP, L.L.C.	Delaware
RPAI Southlake LP, L.L.C.	Delaware
RPAI Southwest Management Corp.	Delaware
RPAI Springfield Boston, L.L.C.	Delaware
RPAI Stony Creek II, L.L.C.	Delaware
RPAI Sugar Land Colony GP, L.L.C.	Delaware
RPAI Sugar Land Colony LP, L.L.C.	Delaware
RPAI Summerville Azalea Square III GP, L.L.C.	Delaware

5.4-5

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 100%

ENTITY	FORMATION
RPAI Summerville Azalea Square III LP, L.L.C.	Delaware
RPAI Sylacauga Broadway, L.L.C.	Delaware
RPAI Tacoma South I, L.L.C.	Delaware
RPAI Tallahassee Governor’s One, L.L.C.	Delaware
RPAI Tampa Walters, L.L.C.	Delaware
RPAI Temecula Vail, L.L.C.	Delaware
RPAI Towson Square, L.L.C.	Delaware
RPAI Vienna Tysons, L.L.C.	Delaware
RPAI Viera Lake Andrew, L.L.C.	Delaware
RPAI Watauga GP, L.L.C.	Delaware
RPAI Watauga LP, L.L.C.	Delaware
RPAI Westbury Merchants Plaza, L.L.C.	Delaware
RPAI Western Management Corp.	Delaware
RPAI Williston Maple Tree, L.L.C.	Delaware
RPAI Winter Springs Red Bug, L.L.C.	Delaware
RPAI Woodinville Plaza, L.L.C.	Delaware
RPAI Worcester Lincoln Plaza, L.L.C.	Delaware
RRP Hecht, LLC	Maryland
The Shops at Legacy (RPAI) Mezz, L.L.C.	Delaware
Town Square Ventures III GP, L.L.C.	Delaware
Town Square Ventures III LP, L.L.C.	Delaware
Town Square Ventures IV GP, L.L.C.	Delaware
Town Square Ventures IV LP, L.L.C.	Delaware
Town Square Ventures V GP, L.L.C.	Delaware
Town Square Ventures V LP, L.L.C.	Delaware
Towson Circle LLC	Maryland
University Heights University Square, L.L.C.	Delaware
Western Town Square Ventures GP, L.L.C.	Delaware
Western Town Square Ventures I GP, L.L.C.	Delaware
Western Town Square Ventures LP, L.L.C.	Delaware

5.4-6

RETAIL PROPERTIES OF AMERICA, INC. OWNERSHIP PERCENTAGE – 99%

IWR PROTECTIVE CORPORATION OWNERSHIP PERCENTAGE– 1%

ENTITY	FORMATION
Inland Western Coppell Town GP, L.L.C.	Delaware
Inland Western Coppell Town Limited Partnership	Illinois
Inland Western Houston Sawyer Heights GP, L.L.C.	Delaware
Inland Western Houston Sawyer Heights Limited Partnership	Illinois
RPAI Coppell Town, L.L.C.	Delaware
RPAI Houston Sawyer Heights, L.L.C.	Delaware

IWR PROTECTIVE CORPORATION OWNERSHIP PERCENTAGE - 100%

ENTITY	FORMATION
Bellevue Development, LLC	Delaware
Birch Property & Casualty, LLC	Vermont
Dallas Metro Maintenance, L.L.C.	Delaware
Green Valley Crossing, L.L.C.	Delaware
Inland Western JV Henderson Green Valley, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich II, L.L.C.	Delaware
IWR Gateway Central Plant, L.L.C.	Delaware
Lake Mead Crossing, LLC	Nevada
RPAI JV Nashville Bellevue, L.L.C.	Delaware
RPAI Towson Square Parking, L.L.C.	Delaware
South Billings Center, LLC	Delaware

5.4-7

FINANCIAL STATEMENTS

•	2012 Annual Report

•	2013 Annual Report

•	2014 Annual Report

•	2015 Annual Report

•	Second Quarter 2016 Supplemental Financial Information

SCHEDULE 5.5

(to Note Purchase Agreement)

TAXATION

None.

SCHEDULE 5.9

(to Note Purchase Agreement)

EXISTING INDEBTEDNESS

RETAIL PROPERTIES OF AMERICA, INC.

INDEBTEDNESS AS OF AUGUST 31, 2016

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
Heritage Towne Crossing	Heritage Towne Crossing	Inland Western Euless Limited Partnership	30-Sep-2016	4.52%	(7,768)	Texas Capital Bank	Texas Capital Bank
Oswego Commons	Oswego Commons	Inland Western Oswego Douglass, L.L.C.	01-Dec-2016	3.35%	(21,000)	Hartford Life	Midland (Payments/ Escrows) & HFF (Reporting/ Lease
Southlake Grand Avenue (Phase V) (CROSSED with Southlake Town Square Phase I, II, III, VII)	Southlake Grand Ave.	SLTS Grand Avenue II, L.P.	01-Apr-2017	3.50%	(54,816)	Metlife	MetLife
Southlake Town Square Phase I, II, III, VII (CROSSED with Southlake Grand Avenue (Phase V))	Southlake Town Square	Town Square Ventures, L.P.; Town Square Ventures II, L.P.; and Town Square Ventures IV, L.P.	01-Apr-2017	6.25%	(82,189)	Metlife	MetLife
Central Texas Marketplace	Central Texas Marketplace	Inland Western Waco Central Limited Partnership	11-Apr-2017	5.46%	(45,387)	Nomura	Wachovia Securities
Coppell Town Square	Coppell Town Center	Inland Western Coppell Town Limited Partnership	01-May-2017	3.53%	(10,473)	New York Life	New York Life
Lincoln Park	Lincoln Park	Inland Western Dallas Lincoln Park Limited Partnership	01-Dec-2017	4.05%	(25,223)	Metlife	Metlife
Corwest Plaza (CROSSED with Dorman Center I)	Corwest Plaza	Inland Southeast New Britain, L.L.C.	01-Apr-2019	7.25%	(14,101)	John Hancock	Hancock
Dorman Center I (CROSSED with Corwest Plaza)	Dorman Center	Inland Western Spartanburg, L.L.C.	01-Apr-2019	7.70%	(20,061)	John Hancock	Hancock
Shops at Park Place	Shops at Park Place	Inland Park Place Limited Partnership	01-May-2019	7.48%	(7,588)	John Hancock	Hancock
Paradise Shoppes of New Hope (CROSSED with Village Shoppes at Simonton)	Shoppes of New Hope	Inland Western Dallas Paradise, L.L.C.	01-Jun-2019	7.75%	(3,411)	UNUM	HFF, L.P.

SCHEDULE 5.15

(to Note Purchase Agreement)

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
Village Shoppes at Simonton (CROSSED with Shoppes of Dallas)	Village Shoppes at Simonton	Inland Western Lawrenceville Simonton, L.L.C.	01-Jun-2019	7.75%	(3,149)	UNUM	HFF, L.P.
Plaza at Marysville	Plaza at Marysville	Inland Western Marysville, L.L.C.	01-Sep-2019	8.00%	(8,662)	Provident	HFF, L.P.
Forks Town Center	Forks Town Center	Inland Western Easton Forks Town DST	01-Oct-2019	7.70%	(7,906)	Aetna	HFF, L.P.
IWJV Pool - Senior Mortgage	Eckerd’s - Edmond	Inland Western Danforth, L.L.C.	01-Dec-2019	7.50%	(2,120)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Eckerd’s - Norman	Inland Western Norman, L.L.C.	01-Dec-2019	7.50%	(3,338)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Magnolia Square	Inland Western Houma Magnolia, L.L.C.	01-Dec-2019	7.50%	(6,045)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Denton Crossing	Inland Western Denton Crossing Limited Partnership	01-Dec-2019	7.50%	(25,894)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Paradise Valley Marketplace	Inland Western Phoenix, L.L.C.	01-Dec-2019	7.50%	(8,752)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Gateway Pavilions	Inland Western Avondale McDowell, L.L.C.	01-Dec-2019	7.50%	(23,007)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Fox Creek Village	Inland Western Longmont Fox Creek, L.L.C.	01-Dec-2019	7.50%	(8,571)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Pleasant Run	Inland Western Cedar Hill Pleasant Run Limited Partnership	01-Dec-2019	7.50%	(13,082)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Hickory Ridge	Inland Western Hickory-Catawba, L.L.C.	01-Dec-2019	7.50%	(18,315)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	North Rivers Town Center	Inland Western Charleston North Rivers, L.L.C.	01-Dec-2019	7.50%	(9,564)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Northpointe Plaza	Inland Western Spokane Northpointe, L.L.C.	01-Dec-2019	7.50%	(22,104)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Eckerd’s - Crossville	Inland Western Crossville Main, L.L.C.	01-Dec-2019	7.50%	(1,263)	JPMorgan Chase	Keybank

IWJV Pool - Senior Mortgage	Eckerd’s - Columbia	Inland Western Columbia Broad River, L.L.C.	01-Dec-2019	7.50%	(1,579)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Eckerd’s - Kill Devil Hills	Inland Western Kill Devil Hills Croatan, L.L.C.	01-Dec-2019	7.50%	(1,804)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Eckerd’s - Greer	Inland Western Greer Wade Hampton, L.L.C.	01-Dec-2019	7.50%	(1,516)	JPMorgan Chase	Keybank

5.15-2

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
IWJV Pool - Senior Mortgage	Cranberry Square	Inland Western Cranberry DST	01-Dec-2019	7.50%	(10,466)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Lake Mary Pointe	Inland Western Lake Mary, L.L.C.	01-Dec-2019	7.50%	(1,566)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	The Columns	Inland Western Jackson Columns, L.L.C.	01-Dec-2019	7.50%	(11,729)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Bed Bath & Beyond Plaza	Inland Western Miami 19th Street, L.L.C.	01-Dec-2019	7.50%	(8,571)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Azalea Square	Inland Western Summerville Azalea Square, L.L.C.	01-Dec-2019	7.50%	(11,368)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Saucon Valley Square	Inland Western Bethlehem Saucon Valley DST	01-Dec-2019	7.50%	(8,120)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Shoppes at Park West	Inland Western Mt. Pleasant Park West, L.L.C.	01-Dec-2019	7.50%	(5,052)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Coram Plaza	Inland Western Coram Plaza, L.L.C.	01-Dec-2019	7.50%	(13,353)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Gurnee Town Center	Inland Western Gurnee, L.L.C.	01-Dec-2019	7.50%	(14,345)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Winchester Commons	Inland Western Memphis Winchester, L.L.C.	01-Dec-2019	7.50%	(5,413)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	University Town Center	Inland Western Tuscaloosa University, L.L.C.	01-Dec-2019	7.50%	(4,240)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Edgemont Town Center	Inland Western Birmingham Edgemont, L.L.C.	01-Dec-2019	7.50%	(6,180)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Evans Town Centre	Inland Western Evans, L.L.C.	01-Dec-2019	7.50%	(4,060)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Irmo Station	Inland Western Irmo Station, L.L.C.	01-Dec-2019	7.50%	(4,782)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Northwoods	Inland Western Wesley Chapel Northwoods, L.L.C.	01-Dec-2019	7.50%	(8,120)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Greens Corner	Inland Western Cumming Green’s Corner, L.L.C.	01-Dec-2019	7.50%	(5,052)	JPMorgan Chase	Keybank

IWJV Pool - Senior Mortgage	Newton Crossroads	Inland Western Covington Newton Crossroads, L.L.C.	01-Dec-2019	7.50%	(3,564)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Stilesboro Oaks	Inland Western Acworth Stilesboro, L.L.C., a Delaware limited liability	01-Dec-2019	7.50%	(4,836)	JPMorgan Chase	Keybank

5.15-3

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
IWJV Pool - Senior Mortgage	23rd Street Plaza	Inland Western Panama City, L.L.C.	01-Dec-2019	7.50%	(2,905)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Holliday Towne Center	Inland Western Duncansville Holliday DST	01-Dec-2019	7.50%	(7,398)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Phenix Crossing	Inland Western Phenix City, L.L.C.	01-Dec-2019	7.50%	(3,970)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Cottage Plaza	Inland Western Pawtucket Cottage, L.L.C.	01-Dec-2019	7.50%	(10,195)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	High Ridge Crossing	Inland Western High Ridge, L.L.C.	01-Dec-2019	7.50%	(4,692)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Cinemark Seven Bridges	Inland Western Woodridge Seven Bridges, L.L.C.	01-Dec-2019	7.50%	(4,692)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Eckerd - Colesville	Colesville One, LLC	01-Dec-2019	7.50%	(2,932)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Boulevard Plaza	Inland Western Pawtucket Boulevard, L.L.C.	01-Dec-2019	7.50%	(2,256)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Brown’s Lane Plaza	Inland Western Middletown Brown’s Lane, L.L.C.	01-Dec-2019	7.50%	(4,692)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Cuyahoga Falls Marketplace	Inland Western Cuyahoga Falls, L.L.C.	01-Dec-2019	7.50%	(3,474)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Fullerton Metrocenter	Inland Western Fullerton MetroCenter, L.L.C.	01-Dec-2019	7.50%	(26,615)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Placentia Town Center	Inland Western Placentia, L.L.C.	01-Dec-2019	7.50%	(10,556)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Edwards Multiplex - Fresno	Inland Western Fresno Blackstone Avenue, L.L.C.	01-Dec-2019	7.50%	(9,022)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Edwards Multiplex - Ontario	Inland Western Ontario 4th Street, L.L.C.	01-Dec-2019	7.50%	(13,037)	JPMorgan Chase	Keybank
IWJV Pool - Senior Mortgage	Stony Creek Marketplace	Inland Southeast Stony Creek, L.L.C.	01-Dec-2019	7.50%	(8,120)	JPMorgan Chase	Keybank
Sawyer Heights Village	Sawyer Heights Village	Inland Western Houston Sawyer Heights Limited Partnership	01-Jul-2021	5.00%	(18,700)	JPMorgan Chase	Midland
Ashland and Roosevelt Phase II (Bank of America Pad)	Ashland and Roosevelt (LaSalle Bank Pad)	Inland Western Chicago Ashland, L.L.C.	25-Feb-2022	7.48%	(1,017)	Beneficial Life	Grandbridge Real Estate Capital

5.15-4

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
Commons at Temecula	Commons at Temecula	Inland Western Temecula Commons, L.L.C.	01-Mar-2022	4.74%	(25,665)	JPMorgan Chase	Wells Fargo
Gardiner Manor Mall	Gardiner Manor Mall	Inland Western Bay Shore Gardiner, L.L.C.	01-Mar-2022	4.95%	(34,947)	Northwestern Mutual	Northwestern Mutual
Peoria Crossings	Peoria Crossings	Inland Western Glendale, L.L.C.; Inland Western Glendale Peoria II, L.L.C.; and	01-Apr-2022	4.82%	(24,131)	JPMorgan Chase	Wells Fargo
Southlake Corners	Southlake Corners	Inland Western Southlake Corners Kimball Limited Partnership	01-Apr-2022	4.89%	(20,945)	JPMorgan Chase	Wells Fargo
Tollgate Marketplace	Tollgate Marketplace	Inland Bel Air SPE, L.L.C.	01-Apr-2022	4.84%	(35,000)	Keybank	Berkadia
Town Square Plaza	Town Square Plaza	Inland Western Pottstown Limited Partnership	01-Apr-2022	4.82%	(16,815)	JPMorgan Chase	Wells Fargo
Village Shoppes at Gainesville	Village Shoppes at Gainesville	Inland Western Gainesville Village, L.L.C.	01-Apr-2022	4.25%	(19,547)	Hartford Life	Midland (Payments/ Escrows) & HFF (Reporting/ Lease
Reisterstown Road Plaza	Reisterstown Road Plaza	Inland Reisterstown SPE I, L.L.C. and Inland Reisterstown SPE II, L.L.C.	01-Jun-2022	5.25%	(46,250)	Keybank	Midland
Gateway Village	Gateway Village	Gateway Village LLC	01-Jan-2023	4.14%	(35,236)	PNC	Midland
Home Depot Plaza	Home Depot Plaza	Inland Western Orange 440 Boston, L.L.C.	01-Dec-2026	4.82%	(10,750)	JPMorgan Chase	Wells Fargo
Northgate North	Northgate North	Inland Western Seattle Northgate North, L.L.C.	01-Jun-2027	4.50%	(26,513)	ING	HFF, L.P.
The Shoppes at Union Hill	The Shoppes at Union Hill	Denville Union Hill, L.L.C.	01-Jun-2031	3.75%	(15,644)	ING	Bellwether

	Total Unsecured Debt - Consolidated Portfolio				(1,035,221)

5.15-5

DEBT DESCRIPTION	PROPERTY NAME	BORROWER	MATURITY DATE (SORT)	INTEREST RATE	PRINCIPAL BALANCE AT 8/31/2016 (DOLLARS IN 000’S)	LENDER - PRIMARY/ ORIGINATING	SERVICER
Unsecured Debt
Revolving Line of Credit ($750 mm)[1]		Retail Properties of America, Inc.	05-Jan-2020	1.87%	(125,000)	Keybank/Wells Fargo	Keybank (Agent)
Term Loan ($200 mm Tranche)[2]		Retail Properties of America, Inc.	11-May-2018	1.97%	(200,000)	Keybank/Wells Fargo	Keybank (Agent)
Term Loan ($250 mm Tranche) [3]		Retail Properties of America, Inc.	05-Jan-2021	1.97%	(250,000)	Keybank/Wells Fargo	Keybank (Agent)
Senior Notes – 4.12% due 2021		Retail Properties of America, Inc.	30-Jun-2021	4.12%	(100,000)
Senior Notes – 4.58% due 2024		Retail Properties of America, Inc.	30-Jun-2024	4.58%	(150,000)
Senior Notes – 4.00% due 2025		Retail Properties of America, Inc.	15-Mar-2025	4.00%	(250,000)

	Total Unsecured Debt - Consolidated Portfolio				(1,075,000)

	Total Debt – Consolidated Portfolio				(2,110,221)

1	The revolver is priced on leverage grid at a rate of LIBOR plus 1.35%.
2	The term loan is priced on a leverage grid at a rate of LBOR plus 1.45%.
3	The term loan is priced on a leverage grid at a rate of LBOR plus 1.30%. Retail Properties of America, Inc. entered into an interest rate swap to convert the variable rate portion of the $200 mm LIBOR-based debt to a fixed rate through December 31, 2017. The swap effectively converts one-month floating rate LIBOR to a fixed rate of 0.6677% over the term of the swap.

5.15-6

RETAIL PROPERTIES OF AMERICA, INC.

2021 SPRING ROAD, SUITE 200

OAK BROOK, IL 60523

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B

SCHEDULE B

(to Note Purchase Agreement)

RETAIL PROPERTIES OF AMERICA, INC.

2021 SPRING ROAD, SUITE 200

OAK BROOK, IL 60523

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director	$22,090,000 $20,680,000	$0

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $22,090,000.00)

Account Name: The Prudential - Privest Portfolio

Account No.: P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $20,680,000.00)

Each such wire transfer shall set forth the name of the Company, a reference to “4.08% Series A Senior Notes due 30 September 2026, Security No. INV12021, PPN 76131V A#0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

SCHEDULE B

(to Note Purchase Agreement)

(2)	Address for all communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

Two Prudential Plaza

180 N. Stetson Avenue

Suite 5600

Chicago, IL 60601

Attention: Managing Director

and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

(a)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc.

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: Michael Iacono - Trade Management manager

(b)	Send copy by email to:

armando.gamboa@prudential.com

(4)	Tax Identification No.: 22-1211670

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
THE GIBRALTAR LIFE INSURANCE CO., LTD. c/o Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director	$49,500,000	$0

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: GIBPRVJAFS1

Account No.: P86246 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.08% Series A Senior Notes due 30 September 2026, Security No. INV12021, PPN 76131V A#0” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021-000-021

Account No. 304199036

Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “4.08% Series A Senior Notes due 30 September 2026, Security No. INV12021, PPN 76131V A#0” and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

Two Prudential Plaza

180 N. Stetson Avenue

Suite 5600

Chicago, IL 60601

Attention: Managing Director

and for all notices relating solely to scheduled principal and interest payments to:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention: Osamu Egi, Team Leader of Investment

                Administration Team

E-mail: osamu.egi@gib-life.co.jp

and e-mail copy to:

Attention: Tetsuya Sawazaki, Manager of Investment

                Administration Team

E-mail: tetsuya.sawazaki@gib-life.co.jp

(4)	Address for Delivery of Notes:

(a)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc.

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: Michael Iacono - Trade Management manager

(b)	Send copy by email to:

armando.gamboa@prudential.com

(5)	Tax Identification No.: 98-0408643

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director	$1,470,000	$0

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Prudential Annuities Life Assurance Corporation

Account No.: P01309 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.08% Series A Senior Notes due 30 September 2026, Security No. INV12021, PPN 76131V A#0” and the due date and application (e.g., type of fee) of the payment being made.

(2)	Address for all communications and notices:

Prudential Annuities Life Assurance Corporation

c/o Prudential Capital Group

Two Prudential Plaza

180 N. Stetson Avenue

Suite 5600

Chicago, IL 60601

Attention: Managing Director

and for all notices relating solely to scheduled principal and interest payments to:

Prudential Annuities Life Assurance Corporation

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

(a)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc.

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: Michael Iacono - Trade Management manager

(b)	Send copy by email to:

armando.gamboa@prudential.com

(4)	Tax Identification No.: 06-1241288

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK c/o Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director	$6,260,000	$0

Notes/Certificates to be registered in the name of:

Hare & Co, LLC

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York/Mellon

One Wall Street

3rd Floor / Window A

New York, NY 10286

ABA No.: 021000018

Bnf/Account: GLA 111566

Attention: P&I Dept

Each such wire transfer shall set forth the name of the Company, a reference to “4.08% Series A Senior Notes due 30 September 2026, PPN 76131V A#0” and the due date and application (e.g., type of fee) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

Two Prudential Plaza

180 N. Stetson Avenue

Suite 5600

Chicago, IL 60601

Attention: Managing Director

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

William Penn Life Insurance Company of New York

3275 Bennett Creek Ave.

Fredrick, MD 21704

Attention: Investment Accounting

(3)	Address for Delivery of Notes:

(a)	Send physical security by nationwide overnight delivery

service to:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ 07310

Attention: BNY Mellon/Branch Deposit Department

For account: U.S. Bank N.A. #117612

(b)	Send copy by email:

armando.gamboa@prudential.com

and

Private.Disbursements@Prudential.com

(4)	Tax Identification No.: 13-1976260

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$0	$22,000,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 13-5581829

(5)	UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$0	$15,000,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	496577268
Account Name:	Metropolitan Life Insurance Company-Separate Account 728
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 13-5581829

(5)	UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	$0	$10,000,000

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank New York
ABA Routing #:	021000089
DDA:	30857793
Account Name:	METLIFE PP JPYF
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention: Administration Dept. Manager

Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan)

(5)	UK Passport Treaty Number (if applicable): 43/M/359828/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	$0	$8,000,000

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank New York 111 Wall Street, New York, New York 10005 (USA)
ABA Routing #:	021000089
Acct No./DDA:	30872002
Acct Name:	METLIFE PP USDF
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention: Administration Dept. Manager

Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan)

(5)	UK Passport Treaty Number (if applicable): 43/M/359828/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	$0	$15,000,000

(Securities to be registered in the name of General American Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	323-8-90946
Account Name:	General American Life Insurance Company
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 43-0285930

(5)	UK Passport Treaty Number (if applicable): 13/G/63177/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
NEW ENGLAND LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	$0	$15,000,000

(Securities to be registered in the name of New England Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	910-2-778983
Account Name:	New England Life Insurance Company
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com and wgardner@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

NEW ENGLAND LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 04-2708937

(5)	UK Passport Treaty Number (if applicable): 13/N/276931/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

	Series A	Series B
METLIFE REINSURANCE COMPANY OF CHARLESTON c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	$0	$15,000,000

(Securities to be registered in the name of MetLife Reinsurance Company of Charleston)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	304-910848
Account Name:	MetLife Reinsurance Company of Charleston
Ref:	BME1TYUZ8– Retail Properties of America Inc, 4.24% due 12/28/2028

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

MetLife Reinsurance Company of Charleston

c/o Metropolitan Life Insurance Company

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention: William Gardner, VP Private Placements-Corporates

Emails: PPUCompliance@metlife.com     and wgardner@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Reinsurance Company of Charleston

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

MetLife Reinsurance Company of Charleston

c/o Metropolitan Life Insurance Company, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Nicolette Lopez, Esq.

(4)	Taxpayer I.D. Number: 20-5819518

(5)	UK Passport Treaty Number (if applicable): 13/M/360022/DTTP

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

IMMATERIAL SUBSIDIARIES

None.

SCHEDULE S-1

(to Note Purchase Agreement)